EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
CET SERVICES, INC.
PURSUANT TO 18 U.S.C. SECTION 1350
     I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of CET Services, Inc. for the period ending June 30, 2006:
     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of CET Services, Inc.
/s/ Steven H. Davis

Steven H. Davis
Chief Executive Officer
August 20, 2006
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to CET Services, Inc. and will be retained by CET Services, Inc. and furnished to the Securities and Exchange Commission upon request.